JANUARY 21, 1997

MESSAGE FROM THE PRESIDENT

Dear Shareholder:

The M.S.B. Fund enjoyed a total return of 21.16% in 1996. This advance helped to bring our Fund's three year average annual return to 14.18%, the five year average annual return to 14.72% and the ten year average annual return to 12.23%. In addition, if a shareholder had invested $1,000 in the Fund at inception in 1964 and reinvested all capital gains and dividends in the Fund, the shareholder's investment would have grown to $32,453 at year-end 1996.

Our democratic capitalistic system continues to be extremely efficient and rewarding to investors, workers and society when inflation is under control. Fortunately, we have been living in such an environment since November of 1982. During this time period economic growth has been steady, inflation has been in check, the Dow-Jones Industrial Average has risen over 700% and our economy has incurred just one brief, seven month (August 1990 through February 1991) recession.

Today, our economy is the world's strongest and most competitive. Our workers are the most productive and our businesses, on balance, are the most profitable. In addition, we are number one in job creation and we invest the most money in technology.

Not everyone however, has fully participated in our country's economic resurgence. Since 1982, the top 20% of our population has captured the majority of wage gains and about 70% of all wealth creation. This uneven distribution is reflected quite vividly in household savings. While the nation's household savings rate is about 5%, households with incomes of $75,000 and higher save about 27% of household income and those earning between $30,000 and $40,000, on balance, do not save. Many of these households continue to take on additional debt.

Ever rising payroll taxes for Social Security and Medicare along with the rapidly rising cost of higher education are hindering many families from saving. Today, about 65% of American workers pay more in payroll taxes than in income taxes. A recent report from the General Accounting Office has shown that from 1980 through 1995, college tuition has risen 256% while family income has grown 93%. Inflation as measured by the consumer price index advanced 85%.

Happily during this time frame many Americans have taken more control over their financial future and have increased their wealth through equity investing. Currently, over 40% of American households own common stock either directly or through mutual funds. The Investment Company Institute recently reported that at the end of October 1996 there was $1.4 trillion invested in equity mutual funds, up from $700 billion in 1994. In 1985, only about $60 billion was invested in equity mutual funds.

The true bright spot for our economy lies in the international arena. The rapid pace of industrialization in the developing world along with its population growth has generated an increased appetite for American goods and services in many developing countries. Demand has increased for telecommunications, transportation, engineering and construction, technology, agriculture, health care, education and consumer goods in particular.

Our M.S.B. Fund's investment philosophy of seeking to create wealth for its shareholders over time and its investment discipline of investing only in companies with strong balance sheets that are also believed to have the capability of generating rising earnings and cash flow has led the Fund to invest in a number of companies that should be well positioned to capitalize on the emerging world economy. Already many of the companies in our Fund's portfolio generate a significant portion of their earnings outside the United States.

We have received many compliments for our Quarterly Investment Outlook and Review publication. This informative and educational piece is especially worthwhile for new investors and young people just beginning to learn about the investment world. Young investors have a tremendous opportunity to create wealth for themselves because of the powerful benefits of time and compounding. Ibbotson Associates, a well regarded firm specializing in stock and bond market statistics, has shown that if a 25 year old saved $2,000 a year for only 10 consecutive years and earned a portfolio return of 10%, at age 65 the portfolio value would be $556,197.

Sincerely,
David Freer, Jr.
David Freer, Jr.
President

                               M.S.B. FUND, INC.

                             INVESTMENT ACHIEVEMENT

     The following information is a statement of the past record of the Fund and should not be construed as a representation or prediction of future results. The investment return and principal value of an investment in the Fund will fluctuate with changing market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     The total return of the Fund for various periods is compared with the Standard & Poor's 500 Composite Stock Price Index (S&P 500) and the Dow Jones Industrial Average (DJIA), which are groups of unmanaged securities, and with Lipper Growth & Income Funds Average, which includes, for the one, three, five and ten years ended December 31, 1996, 522, 329, 212, and 123 mutual funds, respectively, and is a broad equity fund measurement. The S&P 500 and DJIA do not include a reduction of total return for expenses. These results should be considered in light of the makeup of each index, the investment objectives and portfolio composition of the Fund and the periods indicated.

                           AVERAGE ANNUAL TOTAL RETURN
                       ------------------------------------
                             PERIODS ENDING 12/31/96*
                       ------------------------------------
                       Year    3 Years   5 Years   10 Years
                       Ended    Ended     Ended     Ended
                       -----   -------   -------   --------
M.S.B. Fund, Inc. ...  21.2%    14.2%     14.7%      12.2%
Lipper Growth &
  Income Funds
  Average............  20.8     16.2      14.0       13.2
Standard & Poor's 500
  Composite Stock
  Price Index........  23.0     19.7      15.2       15.3
Dow Jones Industrial
  Average............  28.9     22.9      18.4       16.7

* Reflects the assumption that all dividends and distributions have been reinvested and the deduction of all applicable fees and expenses. Average annual total returns are stated for periods greater than one year.

The following graph shows that an investment of $10,000 in the Fund on December 31, 1986 would have been worth $31,689 on December 31, 1996, assuming all dividends and distributions have been reinvested. A similar investment in the S&P 500, over the same period, would have grown to $41,356.

                               M.S.B. FUND, INC.

                            CUMULATIVE TOTAL RETURN

                                   [GRAPH]

         MEASUREMENT PERIOD
        (FISCAL YEAR COVERED)               MSB               S&P
1986                                       10000             10000
1987                                       10470             10520
1988                                       11494             12256
1989                                       14719             16129
1990                                       13633             15629
1991                                       15946             20380
1992                                       17646             21929
1993                                       21287             24143
1994                                       20929             24457
1995                                       26155             33636
1996                                       31689             41356

                               M.S.B. FUND, INC.

                            TOTAL RETURN COMPARISON

                                   [GRAPH]

         MEASUREMENT PERIOD
        (FISCAL YEAR COVERED)            MSB               S&P
1987                                     4.7               5.2
1988                                     9.78             16.5
1989                                    28.06             31.6
1990                                    -7.38             -3.1
1991                                    16.97             30.4
1992                                    10.66              7.6
1993                                    20.64             10.1
1994                                    -1.68              1.3
1995                                    24.97             37.53
1996                                    21.16             22.995

INVESTMENT RESULTS, OUTLOOK AND STRATEGIES

M.S.B. FUND, INC.

The M.S.B. Fund's total return of 21.16% for the one year period ending December 31, 1996, marks the second year in a row of greater than 20% total returns. Total return assumes the reinvestment of all dividends and capital gains and the deduction of all applicable expenses incurred by the Fund. For the past five years the Fund has provided shareholders with an average annual total return of 14.72%. This compares favorably to the one year total return of 20.78% and five year average annual total return of 13.99% for the Lipper Growth & Income Funds Average for the periods ending December 31, 1996. For further comparison, the average equity fund, as measured by the Lipper All Equity Funds Average, provided a one year total return of 17.04% and a five year average annual total return of 13.09% as of December 31, 1996.

The Fund's net asset value per share on December 31, 1996 was $14.60 versus $13.63 on December 31, 1995. Shareholders received distributions from dividend income of $0.139, short-term capital gains of $0.569 and long-term capital gains of $1.188 during the year. The March 1996 capital gains distributions of $0.096 short-term and $0.272 long-term resulted from undistributed realized capital gains accumulated during 1995.

The equity markets continued their advance into record territory during 1996 with vigor reminiscent of 1995. The primary factors that led to the strong advance in 1995 continued their influence in 1996, namely a slow growing economy with little inflation, subdued interest rates and strong corporate profit growth. The Standard & Poors 500 Index passed the 700 level, a major milestone, early in the fourth quarter on its way to ending the year at 740. The Dow Jones Industrial Average surpassed the 6000 level early in the fourth quarter ending the year just shy of the 6500 mark. The advances made by these major indices were amplified by the strong returns provided by large capitalization stocks during the year. Small and medium capitalization issues did not perform nearly as well during the year, as is evident by the 16.55% total return of the Russell 2000 Index, a small and medium capitalization index, for the one year period ending December 31, 1996.

As indicated in last year's annual report to shareholders, the Fund's investment management team was active in 1995 accumulating shares in high quality companies that had demonstrated the ability to grow their cash flows and earnings consistently over long periods of time at reasonable prices, while investors' attentions were focused on the financial services and technology sectors which were then in vogue. The timing of our commitment to the high quality, steady growth area of the market was opportune in that these securities were the same ones that led the market advance in 1996. We continued our focus during this past year on the larger capitalization issues with steady cash flow and earnings growth with the additions of Abbott Laboratories, Dover Corporation, Federal Home Loan Mortgage Corp., Genuine Parts Company, Intel Corp., International Flavors & Fragrances, Sysco Corp. and Wells Fargo & Co. We also eliminated many of the smaller capitalization issues whose market prices reflected their full potential in our opinion or whose fundamentals changed so that continued ownership was not warranted.

The investment philosophy adhered to by the Fund's portfolio management team consists of stringent investment guidelines focused on identifying companies with stable cash flow and earnings growth with minimal capital expenditure requirements, strong balance sheets and solid management at reasonable prices. This "bottoms-up" approach seeks to identify attractive stock candidates on a company-by-company basis. Industry sector outlook and general stock market conditions are secondary considerations.

Considering the M.S.B. Fund has served its investors well, you may want to consider the Automatic Investment Plan for subsequent purchases into your account. The Automatic Investment Plan (AIP) provides the option of having a fixed amount automatically invested in your M.S.B. Fund account from your checking or savings account. With the AIP plan, you can make monthly investments for as little as $25 a month without the inconvenience of writing a check each time.

M.S.B. FUND, INC.
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1996
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

COMMON STOCK-93.89%:

SHARES                                             VALUE
------                                          -----------
                                                 (NOTE 1)
         AUTO PARTS--AFTER MARKET-2.86%
24,000   Genuine Parts Company................  $ 1,068,000
         BANKS-2.89%
 4,000   Wells Fargo & Co. ...................    1,079,000
         BEVERAGES--ALCOHOLIC-2.89%
27,000   Anheuser-Busch Companies, Inc. ......    1,080,000
         BEVERAGES--SOFT DRINKS-3.17%
22,500   Coca-Cola Company....................    1,184,062
         CHEMICALS--SPECIALTY-4.98%
21,500   International Flavors & Fragrances...      967,500
14,000   Nordson Corp. .......................      892,500
                                                -----------
                                                  1,860,000
         COMPUTER SOFTWARE & SERVICES-3.16%
27,500   Automatic Data Processing, Inc. .....    1,179,063
         COMPUTER SYSTEMS-2.96%
22,000   Hewlett-Packard Co. .................    1,105,500
         DISTRIBUTOR--CONSUMER PRODUCTS-2.62%
30,000   Sysco Corp. .........................      978,750
         ELECTRICAL EQUIPMENT-8.85%
10,500   Emerson Electric Co. ................    1,015,875
14,000   Grainger (W.W.), Inc. ...............    1,123,500
27,000   Hubbell, Inc. .......................    1,167,750
                                                -----------
                                                  3,307,125
         ELECTRONICS & SEMICONDUCTORS-3.33%
 9,500   Intel Corp. .........................    1,243,906
         ENTERTAINMENT-2.98%
16,000   Walt Disney Co. .....................    1,114,000


SHARES                                             VALUE
------                                          -----------
                                                 (NOTE 1)

         FINANCIAL SERVICES-3.54%
12,000   Federal Home Loan Mortgage Corp. ....  $ 1,321,500
         FOODS-3.24%
32,500   Sara Lee Corp. ......................    1,210,625
         HEALTH CARE--DRUGS-5.90%
22,500   Abbott Laboratories..................    1,141,875
63,500   Mylan Laboratories...................    1,063,625
                                                -----------
                                                  2,205,500
         HOUSEHOLD PRODUCTS-2.95%
11,000   Clorox Co. ..........................    1,104,125
         MANUFACTURED HOUSING-2.76%
76,500   Clayton Homes, Inc. .................    1,032,750
         MANUFACTURING-4.92%
21,000   Dover Corporation....................    1,055,250
15,000   Teleflex, Inc. ......................      781,875
                                                -----------
                                                  1,837,125
         PUBLISHING--NEWSPAPERS-5.67%
14,000   Gannett Company, Inc. ...............    1,048,250
46,000   Lee Enterprises, Inc. ...............    1,069,500
                                                -----------
                                                  2,117,750
         RAILROADS-2.83%
33,000   Illinois Central Corp. Series A......    1,056,000
         RESTAURANTS-2.47%
45,000   Wendy's International, Inc. .........      922,500

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

M.S.B. FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1996
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

COMMON STOCK (CONTINUED):
SHARES                                             VALUE
------                                          -----------
                                                 (NOTE 1)
         RETAIL--DEPARTMENT STORES-2.44%
19,500   May Department Stores Co. ...........  $   911,625
         RETAIL--DRUG CHAINS-2.68%
25,000   Walgreen Company.....................    1,000,000
         RETAIL--FOOD CHAINS-3.10%
32,500   Albertson's, Inc. ...................    1,157,813
         RETAIL--GENERAL MERCHANDISE-2.75%
45,000   Wal-Mart Stores, Inc. ...............    1,029,375
         RETAIL--SPECIALTY STORES-3.43%
42,500   Gap, Inc. ...........................    1,280,312
         TOBACCO-4.52%
15,000   Philip Morris Companies, Inc. .......    1,689,375
                                                -----------
         Total Common Stock
           (Cost $27,055,580).................  $35,075,781
                                                -----------

COMMERCIAL PAPER-5.90%:

PRINCIPAL
  AMOUNT                                             VALUE
----------                                        -----------
                                                   (NOTE 1)
$  952,000   American Express Credit
               Corp., 6.75%, due
               01/02/97................           $   952,000
 1,250,000   Ford Motor Credit Corp.,
               5.92%, due 01/06/97.....             1,250,000
                                                  -----------
             Total Commercial Paper
               (Cost $2,202,000).......             2,202,000
                                                  -----------
             Total Investments (Cost
               $29,257,580*)...........   99.79%   37,277,781
             Other assets in excess of
               liabilities.............    0.21%       80,114
                                         ------   -----------
             Net Assets................  100.00%  $37,357,895
                                         ======   ===========

* Aggregate cost for Federal income tax purposes is identical. At December 31, 1996, the net unrealized appreciation for all securities of $8,020,201 consists of gross unrealized appreciation of $8,252,956 and gross unrealized depreciation of $232,755.

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

M.S.B. FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                              DECEMBER 31,
                                                                  1996
                                                              ------------
ASSETS:
Investment in securities, at value (Cost $29,257,580).......  $37,277,781
Cash........................................................          616
Receivable for fund shares sold.............................        7,143
Dividends and interest receivable...........................       85,446
Prepaid expenses............................................       22,278
                                                              -----------
  Total assets..............................................   37,393,264
                                                              -----------
LIABILITIES:
Accrued expenses payable....................................       35,369
                                                              -----------
NET ASSETS, applicable to 2,558,271 shares of Class A
  $.001 par value stock, 5,000,000 shares authorized........  $37,357,895
                                                              ===========
NET ASSETS:
Par value of capital shares.................................  $     2,558
Additional paid in capital..................................   29,335,136
Net unrealized appreciation of investments..................    8,020,201
                                                              -----------
NET ASSETS..................................................  $37,357,895
                                                              ===========
NET ASSET VALUE, offering and redemption price
  per share ($37,357,895 / 2,558,271 shares)................  $     14.60
                                                              ===========

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

M.S.B. FUND, INC.
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                     YEAR ENDED
                                                                 DECEMBER 31, 1996
                                                              ------------------------
INVESTMENT INCOME:
  Dividends.................................................  $572,946
  Interest..................................................   182,272      $  755,218
                                                              --------
EXPENSES:
  Investment advisory fee...................................   267,615
  Administration fees.......................................    80,400
  Legal.....................................................    45,121
  Transfer agent............................................    40,872
  Directors' fees...........................................    39,282
  Audit.....................................................    24,642
  Printing..................................................    22,630
  Insurance.................................................    22,527
  Custody...................................................    16,428
  Registration..............................................    15,437         574,954
                                                              --------
  Fee waivers...............................................                   (73,406)
                                                                            ----------
  Net expenses..............................................                   501,548
                                                                            ----------
     Net investment income..................................                   253,670
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain...........................................                 3,295,884
Net change in unrealized appreciation.......................                 3,357,338
                                                                            ----------
Net realized and unrealized gain............................                 6,653,222
                                                                            ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $6,906,892
                                                                            ==========

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

M.S.B. FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                       YEAR ENDED
                                                                      DECEMBER 31,
                                                              ----------------------------
                                                                 1996             1995
                                                                 ----             ----
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................  $   253,670      $   202,291
  Net realized gain on investments..........................    3,295,884        6,187,058
  Net change in unrealized appreciation.....................    3,357,338        1,481,873
                                                              -----------      -----------
Net increase in net assets resulting from operations........    6,906,892        7,871,222
Net equalization............................................            0           (6,750)
Distributions to shareholders from:
  Net investment income.....................................     (338,202)        (188,986)
  Net capital gains.........................................   (4,200,893)      (6,209,959)
                                                              -----------      -----------
Total distributions to shareholders.........................   (4,539,095)      (6,398,945)
Net increase (decrease) from capital share transactions (See
  Note 4)...................................................    2,480,964       (3,978,291)
                                                              -----------      -----------
Total increase (decrease) in net assets.....................    4,848,761       (2,512,764)
NET ASSETS:
  Beginning of year.........................................   32,509,134       35,021,898
                                                              -----------      -----------
  End of year (including undistributed net investment income
     of $77,381 at December 31, 1995).......................  $37,357,895      $32,509,134
                                                              ===========      ===========

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

M.S.B. FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Selected Data for Each Share of Capital Stock
Outstanding Throughout Each Year

                                                              YEAR ENDED DECEMBER 31,
                                                 --------------------------------------------------
                                                  1996       1995       1994       1993      1992
                                                  ----       ----       ----       ----      ----
NET ASSET VALUE, beginning of year.............   $13.63     $13.39     $16.79     $15.67    $14.62
INCOME FROM OPERATIONS:
  Net investment income........................     0.11       0.08       0.16       0.18      0.22
  Net realized and unrealized gain (loss) on
     investments...............................     2.76       3.17      (0.44)      3.04      1.33
                                                 -------    -------    -------    -------   -------
     Total from investment operations..........     2.87       3.25      (0.28)      3.22      1.55
DISTRIBUTIONS:
  From net investment income...................    (0.14)     (0.08)     (0.18)     (0.17)    (0.28)
  From net realized gains......................    (1.76)     (2.93)     (2.94)     (1.93)    (0.22)
                                                 -------    -------    -------    -------   -------
     Total distributions.......................    (1.90)     (3.01)     (3.12)     (2.10)    (0.50)
                                                 -------    -------    -------    -------   -------
NET ASSET VALUE, end of year...................   $14.60     $13.63     $13.39     $16.79    $15.67
                                                 =======    =======    =======    =======   =======
Total return...................................   21.16%     24.97%     (1.70%)     20.6%     10.7%
Ratio of expenses to average net assets........    1.41%(1)   1.69%(1)   1.28%(1)   1.12%     1.13%
Ratio of net investment income to average net
  assets.......................................    0.71%      0.57%      0.97%      1.01%     1.43%
Portfolio turnover rate........................      45%        68%        62%        26%       13%
Average commission rate per share..............  $0.0443(2)      --         --         --        --
NET ASSETS, end of year (000's)................  $37,358    $32,509    $35,022    $45,205   $40,790

--------------------------------------------------------------------------------

(1) Without fee waivers for the M.S.B. Fund, Inc. for the years ended December 31, 1996, 1995 and 1994, the ratio of expenses to average net assets would have been 1.61%, 1.86% and 1.39%, respectively.

(2) Computed by dividing the total amount of brokerage commissions paid by the total shares of investment securities purchased and sold during the year for which commissions were charged, as required by the Securities and Exchange Commission for fiscal years beginning after September 1, 1995.

See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------

M.S.B. FUND, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1996

The M.S.B. Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The primary investment objective of the Fund is to achieve capital appreciation for its shareholders. The objective of income is secondary.

NOTE 1--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A--Security Valuations--Securities traded on national exchanges are valued at the closing prices or, in the case of over-the-counter securities, at the mean between closing bid and asked prices. Short-term investments are valued at amortized cost.

B--Security Transactions and Related Investment Income--Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. The specific identification method is used in the determination of realized gains and losses on the sale of securities.

C--Federal Income Taxes--No provision has been made for Federal income tax, since it is the intention of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its ordinary taxable income and net capital gains to shareholders.

D--Equalization--Through July 31, 1995, the Fund followed the accounting practice known as equalization, by which a portion of the proceeds from sales and costs of repurchases of capital shares, equivalent on a per share basis to the amount of undistributed net investment income on the date of the transaction, was credited or charged to undistributed net investment income. Commencing August 1, 1995, the Fund ceased accounting for share transactions in this manner. The change in this policy had no effect on the Fund's net assets.

E--Management Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2--PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and the proceeds from sales of investments, exclusive of short-term investments, during the year ended December 31, 1996 were $14,953,498 and $17,778,502, respectively.

NOTE 3--FEES

Shay Assets Management Co. (the "Investment Adviser") is a general partnership that consists of two general partners, Shay Assets Management, Inc. and ACB Assets Management, Inc., each of which holds a fifty-percent interest in the Investment Adviser. Shay Assets Management, Inc. is controlled by Rodger D. Shay, a Vice President of the Fund. ACB Assets Management, Inc. is an indirect wholly-owned subsidiary of America's Community Bankers.

The Investment Adviser receives a fee from the Fund computed at an annual rate of 0.75% of the first $100,000,000 of the Fund's average daily net assets and 0.50% of average daily net assets in excess of $100,000,000. The fee payable to the Investment Adviser is reduced (but not below zero) to the extent expenses of the Fund (exclusive of professional fees, such as legal and audit fees, directors' fees and expenses, and distribution expenses, if any, payable under Rule 12b-1) exceed 1.10% of the Fund's average daily net assets for any fiscal year during the term of the Fund's agreement with the Investment Adviser. This limitation

M.S.B. FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1996

resulted in the Investment Adviser waiving approximately 19% of its fee for the year ended December 31, 1996. The waiver amounted to $51,122.

PFPC Inc. (PFPC) is the Fund's administrator and transfer agent and PNC Bank NA
(PNC) is the Fund's custodian. PFPC and PNC are affiliates of PNC Bank Corp.

As compensation for its administrative services, the Fund pays PFPC a minimum monthly fee of $6,700 (exclusive of out-of-pocket expenses). PFPC waived approximately 22% of its administrative fee for the year ended December 31, 1996. The waiver amounted to $17,899.

As compensation for its services as transfer agent, the Fund pays PFPC a minimum monthly fee of $1,500 (exclusive of out-of-pocket expenses). PFPC waived approximately 10% of its transfer agent fee for the year ended December 31, 1996. The waiver amounted to $4,085.

As compensation for its custodial services, the Fund pays PNC a minimum monthly fee of $500 (exclusive of out-of-pocket expenses). PNC waived approximately 2% of its custodial fee for the year ended December 31, 1996. The waiver amounted to $300.

NOTE 4--CAPITAL STOCK

At December 31, 1996, there were 5,000,000 shares of $.001 par value capital stock authorized. Transactions in capital stock for the years ended December 31, 1996 and 1995, respectively, were as follows:

                                                                   SHARES             AMOUNT
                                                                   (000)              $(000)
                                                                ------------    -------------------
                                                                1996    1995     1996        1995
                                                                ----    ----     ----        ----
Shares sold.................................................     251      84    $ 3,623    $  1,260
Shares issued in reinvestment of dividends..................     254     392      3,747       5,364
                                                                ----    ----    -------    --------
                                                                 505     476      7,370       6,624
Shares redeemed.............................................    (332)   (706)    (4,889)    (10,602)
                                                                ----    ----    -------    --------
  Net increase (decrease)...................................     173    (230)   $ 2,481    $ (3,978)
                                                                ====    ====    =======    ========

NOTE 5--SHAREHOLDER VOTING RESULTS (UNAUDITED)

The Annual Meeting of the M.S.B. Fund, Inc. was held on March 21, 1996, at which time the stockholders voted on two proposals. Each proposal and the results of the voting are set forth below.

A--Election of Directors--The first proposal concerned the election of four directors for a term of three years each, such term to expire in 1999. The results of voting were as follows:

                                                                   FOR       AGAINST    ABSTAIN
                                                                   ---       -------    -------
Harry P. Doherty............................................    1,351,795    18,257      4,772
Joseph R. Ficalora..........................................    1,354,505    15,547      4,772
Michael J. Gagliardi........................................    1,352,208    17,844      4,772
Gilbert O. Robert...........................................    1,344,888    23,480      6,456

Mr. Robert is no longer on the Board of Directors.

M.S.B. FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1996

In addition, Messrs. Malcolm J. Delaney, David Freer, Jr., George J. Kelly, William A. McKenna, Jr., Norman W. Sinclair and Ian D. Smith continue as members of the Board of Directors.

B--Ratification of Independent Auditors--The second proposal concerned the ratification of the selection of KPMG Peat Marwick LLP as Independent Auditors of the Fund for the fiscal year ending December 31, 1996. The results of voting for the proposal were 1,351,381 for, 6,093 against, and 17,350 abstaining.

                          INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors
M.S.B. Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of M.S.B. Fund, Inc. as of December 31, 1996 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the investments owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material repects, the financial position of M.S.B. Fund, Inc. as of December 31, 1996 and the results of its operations for the year then ended, and the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                           KPMG PEAT MARWICK LLP

Philadelphia, Pennsylvania
February 4, 1997

                                     M.S.B.
                               FUND, INC. LOGO

OFFICERS

David Freer, Jr.
President
Joseph R. Ficalora
First Vice President

Ian D. Smith
Second Vice President
Rodger D. Shay
Vice President and Assistant Secretary

Edward E. Sammons, Jr.
Vice President and Secretary
John J. McCabe
Vice President

Mark F. Trautman
Vice President
Jay F. Nusblatt
Treasurer

BOARD OF DIRECTORS

Malcolm J. Delaney
Harry P. Doherty
Joseph R. Ficalora
David Freer, Jr.
Michael J. Gagliardi
George J. Kelly
William A. McKenna, Jr.
Norman W. Sinclair

                                  Ian D. Smith

M.S.B.
FUND, INC. LOGO

ANNUAL REPORT
DECEMBER 31, 1996

M.S.B.
FUND, INC.

M.S.B. FUND, INC.
c/o Shay Financial Services Co.
111 East Wacker Drive
Chicago, Illinois 60601
Telephone 800-661-3938

INVESTMENT ADVISER
Shay Assets Management Co.
200 Park Avenue
15th Floor
New York, New York 10166

DISTRIBUTOR
Shay Financial Services Co.
111 East Wacker Drive
Chicago, Illinois 60601

ADMINISTRATOR, TRANSFER AGENT,
REGISTRAR AND DIVIDEND PAYING AGENT
PFPC Inc.
103 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
PNC Bank, NA
17th & Chestnut Streets
Philadelphia, Pennsylvania 19101

LEGAL COUNSEL
Hughes Hubbard & Reed LLP
One Battery Park Plaza
New York, New York 10004

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
1600 Market Street
Philadelphia, Pennsylvania 19103
Back Cover